Deposits - Schedule of Deposits by Type (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Banking and Thrift [Abstract]
Non-interest-bearing deposits	$ 4,928,878	$ 4,352,229
Negotiable order of withdrawal (NOW)	3,314,281	2,974,176
Money market deposits accounts (MMDA)	6,219,532	6,010,882
Savings deposits	814,385	716,838
Certificates of deposit and other time deposits	2,131,207	2,124,623
Total deposits	$ 17,408,283	$ 16,178,748	$ 12,520,525